Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report on Form 10-Q of Global Boatworks Holdings, Inc. (the “Company”) for the quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Laurin Leonard, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2021

/s/ Laurin Leonard

Name: Laurin Leonard

Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer and Principal Financial Officer)